UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2012

Organovo Holdings, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 333-169928

Delaware	27-1488943
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

5871 Oberlin Drive, Suite 150, San Diego, CA	92121
(Address of principal executive offices)	(Zip Code)

(858) 550-9994

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On February 28, 2012, Organovo Holdings, Inc. (“Organovo”) announced that it had been included in the 2012 TR50, Technology Review’s annual list of the world’s most innovative technology companies, for three-dimensional (3D) bioprinting technology.

On February 28, 2012, Organovo also announced that Organovo will present at an upcoming investor conference.

The full text of Organovo’s press releases regarding the February 28, 2012 announcements are filed as Exhibit 99.1 and Exhibit 99.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)     Exhibits

Exhibit Number	Description

99.1	Press Release, dated February 28, 2012

99.2	Press Release, dated February 28, 2012

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Organovo Holdings, Inc.

Date: February 29, 2012	By:	/s/ Keith Murphy
	Name: Title:	Keith Murphy President and Chief Executive Officer